SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): December 20, 1996



               Residential Asset Securities Corporation
       (Exact name of registrant as specified in its charter)

          DELAWARE              33-56893                51-0362653
     (State or other jurisdiction (Commission   (I.R.S. employer
   of incorporation)             file number)  identification no.)



 8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN    55437
  (Address of principal executive offices)               (Zip code)


  Registrant's telephone number, including area code (612) 832-7000



    (Former name or former address, if changed since last report)



                   Exhibit Index Located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                            Sequentially
Exhibit                                                       Numbered
Number                                                         Exhibit
                                                                     Page


10.1                       Pooling and Servicing Agreement, dated
                           as of December 1, 1996 among Residential
                           Asset Securities Corporation, as company,
                   Residential Funding Corporation, as master
                servicer, and The First National Bank of Chicago
                                   as trustee.

10.2 Certificate Guaranty Insurance Policy issued by AMBAC Indemnity Corporation in connection with the Residential Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1996-KS5, Class A.

                                                    SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ASSET SECURITIES CORPORATION



                           By: /s/ William E. Waldusky
                                    Name:   William E. Waldusky
                                    Title:  Vice President


Dated:  December 20, 1996

                                                   Exhibit 10.1






                                          Pooling and Servicing Agreement

                                                   Exhibit 10.2






                                       Certificate Guaranty Insurance Policy